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                                                                   EXHIBIT 99.02

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                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1

RECEIVABLES

Beginning of the Month Principal Receivables:                   $577,507,765.46
Beginning of the Month Finance Charge Receivables:              $ 30,662,616.40
Beginning of the Month Discounted Receivables:                  $          0.00
Beginning of the Month Total Receivables:                       $608,170,381.86


Removed Principal Receivables:                                  $          0.00
Removed Finance Charge Receivables:                             $          0.00
Removed Total Receivables:                                      $          0.00


Additional Principal Receivables:                               $          0.00
Additional Finance Charge Receivables:                          $          0.00
Additional Total Receivables:                                   $          0.00

Discounted Receivables Generated this Period:                   $          0.00


End of the Month Principal Receivables:                         $575,289,634.14
End of the Month Finance Charge Receivables:                    $ 30,455,912.68
End of the Month Discounted Receivables:                        $          0.00
End of the Month Total Receivables:                             $605,745,546.82


Special Funding Account Balance                                 $          0.00
Aggregate Invested Amount (all Master Trust Series)             $ 15,312,500.00
End of the Month Seller Amount                                  $559,977,134.14
End of the Month Seller Percentage                                       97.34%
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DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                  RECEIVABLES

     30-59 Days Delinquent                                      $ 14,238,607.22
     60-89 Days Delinquent                                      $  9,908,358.24
     90+ Days Delinquent                                        $ 19,288,480.77


     Total 30+ Days Delinquent                                  $ 43,435,446.23
     Delinquent Percentage                                                7.17%

Defaulted Accounts During the Month                             $  3,640,097.09
Annualized Default Percentage                                             7.56%

Principal Collections                                             64,257,927.03
Principal Payment Rate                                                   11.13%

Total Payment Rate                                                       12.07%


INVESTED AMOUNTS


     Class A Initial Invested Amount                            $273,750,000.00
     Class B Initial Invested Amount                            $ 26,250,000.00


INITIAL INVESTED AMOUNT                                         $300,000,000.00

     Class A Invested Amount                                    $          0.00
     Class B Invested Amount                                    $ 15,312,500.00


INVESTED AMOUNT                                                 $ 15,312,500.00

FLOATING ALLOCATION PERCENTAGE                                            5.30%
PRINCIPAL ALLOCATION PERCENTAGE                                          60.61%


MONTHLY SERVICING FEE                                           $     19,140.63

INVESTOR DEFAULT AMOUNT                                         $    193,034.35
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CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                               0.00%

     Class A Finance Charge Collections                             $      0.00
     Other Amounts                                                  $      0.00

TOTAL CLASS A AVAILABLE FUNDS                                       $      0.00


     Class A Monthly Interest                                       $      0.00
     Class A Servicing Fee                                          $      0.00
     Class A Investor Default Amount                                $      0.00


TOTAL CLASS A EXCESS SPREAD                                         $      0.00


REQUIRED AMOUNT                                                     $      0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             100.00%

     Class B Finance Charge Collections                             $514,379.96
     Other Amounts                                                  $      0.00

TOTAL CLASS B AVAILABLE FUNDS                                       $514,379.96


      Class B Monthly Interest                                      $ 88,940.10
      Class B Servicing Fee                                         $ 19,140.63


TOTAL CLASS B EXCESS SPREAD                                         $406,299.23
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EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                 $406,299.23


      Excess Spread Applied to Required Amount                      $      0.00

      Excess Spread Applied to Class A Investor                     $      0.00
      Charge Offs

      Excess Spread Applied to Class B Items                        $193,034.35

      Excess Spread Applied to Class B Investor                     $      0.00
      Charge Offs

      Excess Spread Applied to Monthly Cash                         $      0.00
      Collateral Fee

      Excess Spread Applied to Cash Collateral                      $      0.00
      Account

      Excess Spread Applied to other amounts owed                   $      0.00
      Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                         $213,264.88


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                   $213,264.88
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SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                          $  0.00
SERIES 1995-1

      Excess Finance Charge Collections Applied to                      $  0.00
      Required Amount

      Excess Finance Charge Collections Applied to                      $  0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to                      $  0.00
      Class B Items

      Excess Finance Charge Collections Applied to                      $  0.00
      Class B Investor Charge Offs

      Excess Finance Charge Collections Applied to                      $  0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to                      $  0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to                      $  0.00
      other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --


      Base Rate (Current Month)                                           5.49%
      Base Rate (Prior Month)                                             8.97%
      Base Rate (Two Months Ago)                                          6.84%

THREE MONTH AVERAGE BASE RATE                                             7.10%

      Portfolio Yield (Current Month)                                    12.59%
      Portfolio Yield (Prior Month)                                      13.91%
      Portfolio Yield (Two Months Ago)                                   11.58%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.69%
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PRINCIPAL COLLECTIONS --


CLASS A PRINCIPAL PERCENTAGE                                             91.25%

      Class A Principal Collections                              $35,536,076.21

CLASS B PRINCIPAL PERCENTAGE                                              8.75%

      Class B Principal Collections                              $ 3,407,568.98

TOTAL PRINCIPAL COLLECTIONS                                      $38,943,645.19


INVESTOR DEFAULT AMOUNT                                          $   193,034.35


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                $         0.00
SERIES


CLASS A AMORTIZATION --

      Controlled Amortization Amount                             $         0.00
      Deficit Controlled Amortization Amount                     $         0.00

CONTROLLED DISTRIBUTION AMOUNT                                   $         0.00

CLASS B AMORTIZATION --

      Controlled Amortization Amount                             $15,312,500.00
      Deficit Controlled Amortization Amount                     $         0.00


CONTROLLED DISTRIBUTION AMOUNT                                   $15,312,500.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL              $23,824,179.54
SHARING
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INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                              $0.00

CLASS B INVESTOR CHARGE OFFS                                              $0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                   $0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                   $0.00


CASH COLLATERAL ACCOUNT --

      Required Cash Collateral Amount                                     $0.00
      Available Cash Collateral Amount                                    $0.00


INTEREST RATE CAP PAYMENTS --

      Class A Interest Rate Cap Payments                                  $0.00
      Class B Interest Rate Cap Payments                                  $0.00


TOTAL DRAW AMOUNT                                                         $0.00
CASH COLLATERAL ACCOUNT SURPLUS                                           $0.00


                                           First USA Bank, National Association,
                                           as Servicer

                                           By:     /s/ TRACIE KLEIN
                                               ---------------------------------
                                                       Tracie H. Klein
                                                       First Vice President